UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2024, Akari Therapeutics, Plc (the “Company”) received a letter (“Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Capital Market (“Nasdaq”) notifying the Company that the Company’s stockholders’ equity as reported in its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). As reported on the Form 10-K, the Company’s stockholders’ deficit as of December 31, 2023 was $229,000. The Letter has no immediate impact on the listing of the Company’s common stock on Nasdaq.

In accordance with the Nasdaq Listing Rules, the Company has 45 calendar days, or until May 20, 2024, to submit a plan to regain compliance with the Stockholders’ Equity Requirement (the “Compliance Plan”), which the Company plans to timely submit for the Staff’s consideration. If the Compliance Plan is accepted, the Staff may grant the Company an extension period of up to 180 calendar days from the date of the Letter, through October 2, 2024, to regain compliance with the Stockholders’ Equity Requirement.

There can be no assurance that the Staff will accept the Compliance Plan or, if accepted, that the Company will be able to evidence compliance with the Stockholders’ Equity Requirement during any extension period that the Staff may grant. If the Staff does not accept the Compliance Plan or if the Company is unable to regain compliance within any extension period granted by the Staff, the Staff would be required to issue a delisting determination. The Company would, at that time, be entitled to request a hearing before a Nasdaq Hearings Panel to present its Compliance Plan to regain compliance and to request a further extension period to regain compliance with the Stockholders’ Equity Requirement. The request for a hearing would stay any delisting action by the Staff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: April 11, 2024	By:	/s/ Rachelle Jacques
Rachelle Jacques
President and Chief Executive Officer